EXHIBIT 10.6
FIRST AMENDMENT TO LEASE
     THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 28th day of February, 2007, by and between BMR-21 ERIE STREET LLC, a Delaware limited liability company (“Landlord”), and VERTEX PHARMACEUTICALS INCORPORATED (“Tenant”).
RECITALS
     A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of November 14, 2006 (the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 21 Erie Street in Cambridge, Massachusetts (the “Building”);
     B. WHEREAS, Landlord and Tenant desire to correct the square footage of the Premises; and
     C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.
AGREEMENT
     NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:
     1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.
     2. Reference Data. In Section 1.1 of the Lease:
          a. “BUILDING: The Building known as and numbered 21 Erie Street, Cambridge, Massachusetts, containing approximately 48,238 r.s.f.” is hereby replaced with “BUILDING: The Building known as and numbered 21 Erie Street, Cambridge, Massachusetts, containing approximately 48,627 r.s.f.”
          b. “INITIAL ESTIMATED ANNUAL ADDITIONAL RENT: $203,364.24, based on $9.58/r.s.f.” is hereby replaced with “INITIAL ESTIMATED ANNUAL ADDITIONAL RENT: $197,424.64, based on $9.58/r.s.f.”
          c. “PREMISES: Approximately 21,228 r.s.f. of space in the Building as shown on Exhibit A” is hereby replaced with “PREMISES: Approximately 20,608 r.s.f. of space in the Building as shown on Exhibit A.”
          d. “TENANT ALLOWANCE: $530,700 ($25/r.s.f.)” is hereby replaced with “TENANT ALLOWANCE: $515,200 ($25/r.s.f.).”
          e. “TENANT’S PROPORTIONATE FRACTION: 44.01%” is hereby replaced with “TENANT’S PROPORTIONATE FRACTION: 42.38%.”
Form dated 12/22/06

     3. Brokers. Each party warrants and represents to the other party that it has had no dealings with any broker or agent in connection with this Amendment other than Richards Barry Joyce & Partners and CBRE/Lynch Murphy Walsh Advisors (“Brokers”) and covenants to defend with counsel reasonably approved by such other party, hold harmless and indemnify such other party from and against any and all cost, expense or liability arising from any breach of the foregoing warranty and representation.
     4. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.
     5. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference.
     6. Counterparts. This Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.
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     IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.
LANDLORD:

BMR-21 ERIE STREET LLC
By:	/s/ Gary A. Kreitzer
	Name:	Gary A. Kreitzer
	Title:	Executive V.P.

TENANT:

VERTEX PHARMACEUTICALS INCORPORATED
By:	/s/ Kenneth S. Boger
	Name:	Kenneth S. Boger
	Title:	Sr. Vice President & General Counsel